                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 3,1997


       MARKETPLACE INCOME PROPERTIES, A NORTH CAROLINA LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       North Carolina                   33-1889                  56-1493986
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


             1500 Interstate Tower, 121 W. Trade Street, Charlotte,
                              North Carolina 28202
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (704) 379-9164

ITEM 1.       Changes in Control of Registrant

              None


ITEM 2.       Acquisition or Disposition of Assets

              On November 3, 1997, the Partnership sold Amelia Plaza Shopping Center to Edens & Avant Properties Limited Partnership.

              The gross sale price of the facility was $4,628,728. From the sale proceeds, $3,514,916 was used to pay off the first mortgage on the property. Closing costs and pro-rations incurred at settlement totaled $161,410 leaving net cash proceeds to the partnership of $952,402. A net gain of $22,236 resulted from the transaction. On November 14, 1997, $950,000 of these proceeds were distributed to the limited partners representing approximately $315 per unit.

ITEM 3.       Bankruptcy or Receivership

              None


ITEM 4.       Changes in Registrant's Certifying Accountant

              None


ITEM 5.       Other Events

              None


ITEM 6.       Resignations of Registrant's Directors

              None


ITEM 7.       Financial Statements and Exhibits

              See proforma financial statements included at Exhibit A


ITEM 8.       Change in Fiscal Year

              None

                                                                       Exhibit A


                          MARKETPLACE INCOME PROPERTIES
                      A NORTH CAROLINA LIMITED PARTNERSHIP
                           CONSOLIDATED BALANCE SHEET
                                December 31, 1996

                                                                                       Proforma
                                                                                      Adjustments
                                                                                       To Remove               Pro Forma
                                                                  12/31/96            Amelia Plaza             12/31/96
                                                   ------------------------------------------------------------------------
ASSETS
Rental Properties (at cost):
   Land and improvements                                         $3,003,993            ($1,302,243)             $1,701,750
   Buildings                                                     15,273,412             (4,623,941)             10,649,471
   Furniture and equipment                                          301,868                 (8,727)                293,141
                                                   ------------------------------------------------------------------------
                                                                 18,579,273             (5,934,911)             12,644,362
Accumulated Depreciation                                         (5,146,021)             1,399,911              (3,746,110)
                                                   ------------------------------------------------------------------------
                                                                 13,433,252             (4,535,000)              8,898,252

Cash and cash equivalents                                           267,027                      0                 267,027
Restricted Cash                                                      67,662                (64,409)                  3,253
Accounts Receivable                                                  38,776                      0                  38,776
Net deferred Loan and Acquisition Costs                             184,446                 (3,542)                180,904
Other                                                                90,163                      0                  90,163
                                                   ------------------------------------------------------------------------
                                                                $14,081,326            ($4,602,951)             $9,478,375
                                                   ========================================================================


LIABILITIES AND PARTNERS' CAPITAL

Debt                                                             $8,996,987            ($3,542,281)             $5,454,706
Payables to general partners and affiliates                          26,287                      0                  26,287
Other liabilities                                                   156,150                (39,656)                116,494
                                                   ------------------------------------------------------------------------
                                                                  9,179,424             (3,581,937)              5,597,487

Partners' capital:
   General partners                                                  71,967                (10,210)                 61,757
   Limited partners                                               4,829,935             (1,010,804)              3,819,131
                                                   ------------------------------------------------------------------------
               Total partners' capital                            4,901,902             (1,021,014)              3,880,888
                                                   ------------------------------------------------------------------------
                                                                $14,081,326            ($4,602,951)             $9,478,375
                                                   ========================================================================

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

                                                                       Exhibit A


                         MARKETPLACE INCOME PROPERTIES
                      A NORTH CAROLINA LIMITED PARTNERSHIP
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                Proforma            Pro Forma
                                                                    Year Ended                 Adjustments          Year Ended
                                                                    December 31,                To Remove          December 31,
                                                                        1996                   Amelia Plaza            1996
                                                            -------------------------------------------------------------------

Income:
   Rent                                                               $2,166,913                ($589,268)          $1,577,645
   Interest and other                                                     59,631                   (1,087)              58,544
                                                            -------------------------------------------------------------------
       Total Revenues                                                  2,226,544                 (590,355)           1,636,189

Expenses:
   Interest                                                              952,311                 (304,634)             647,677
   Depreciation                                                                0                        0                    0
   Amortization                                                           40,690                   (8,930)              31,760
   Provision for doubtful accounts                                           628                        0                  628
   Operations and maintenance                                            407,284                 (114,743)             292,541
   Write-down of rental property                                       3,414,000                 (157,700)           3,256,300
   Administrative and Other                                              201,013                   (4,396)             196,617
                                                            -------------------------------------------------------------------
       Total operating expenses                                        5,015,926                 (590,403)           4,425,523
                                                            -------------------------------------------------------------------

Income (Loss) before gain and minority interest                       (2,789,382)                      48           (2,789,334)
Gain on sale of property                                                  98,351                        0               98,351
Extraordinary gain on extinguishment of long-term debt                    58,531                        0               58,531
                                                            -------------------------------------------------------------------
Net income                                                           ($2,632,500)                     $48          ($2,632,452)
                                                            ===================================================================
Net income allocated to general partners                                ($26,325)                      $0             ($26,325)
                                                            ===================================================================
Net income allocated to limited partners                             ($2,606,175)                     $48          ($2,606,127)
                                                            ===================================================================
Net income per limited partner unit                                     ($868.73)                   $0.02             ($868.71)
                                                            ===================================================================

                                                                       Exhibit A


                          MARKETPLACE INCOME PROPERTIES
                      A NORTH CAROLINA LIMITED PARTNERSHIP
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                          Proforma                Pro Forma
                                                                 Nine Months             Adjustments             Nine Months
                                                                    Ended                 To Remove                 Ended
                                                                   9/30/97              Amelia Plaza               9/30/97
                                                     ------------------------------------------------------------------------

Income:
   Rent                                                          $1,885,939               ($545,207)              $1,340,732
   Interest and other                                                25,095                  (9,781)                  15,314
                                                     ------------------------------------------------------------------------
       Total Revenues                                             1,911,034                (554,988)               1,356,046

Expenses:
   Interest                                                         597,230                (218,742)                 378,488
   Depreciation                                                           0                       0                        0
   Amortization                                                      27,839                 (10,171)                  17,668
   Operations and maintenance                                       616,830                (169,343)                 447,487
   Administrative and Other                                         175,941                  (1,962)                 173,979
                                                     ------------------------------------------------------------------------
       Total operating expenses                                   1,417,840                (400,218)               1,017,622
                                                     ------------------------------------------------------------------------

Income (Loss) before gain and minority interest                     493,194                (154,770)                 338,424
Gain on sale of property                                           (104,246)                      0                 (104,246)
                                                     ------------------------------------------------------------------------
Net income                                                         $388,948               ($154,770)                $234,178
                                                     ========================================================================
Net income allocated to general partners                             $3,889                 ($1,548)                  $2,342
                                                     ========================================================================
Net income allocated to limited partners                           $385,059               ($153,222)                $231,836
                                                     ========================================================================
Net income per limited partner unit                                 $128.35                 ($51.07)                  $77.28
                                                     ========================================================================


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARKETPLACE INCOME PROPERTIES,
                                    A NORTH CAROLINA LIMITED
                                    PARTNERSHIP


                                    By:   ISC Realty Corporation,
                                          General Partner and Principal
                                          Financial Officer of the Registrant



Date November 17, 1997              By:   /s/ J. Christopher Boone
     -----------------------              -----------------------
                                          J. Christopher Boone,
                                          President